UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HSBC Advisor Funds Trust

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HSBC Investor Funds
HSBC Investor Opportunity Fund
HSBC Investor Overseas Equity Fund
HSBC Investor Value Fund
HSBC Investor Growth Fund
HSBC Investor U.S. Government Money Market
Fund
HSBC Investor New York Tax-Free Money
Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund
Aggressive Strategy Fund
Conservative Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund

HSBC Advisor Funds Trust
HSBC Investor International Equity Fund
HSBC Investor Opportunity Fund

HSBC Investor Portfolios
HSBC Investor International Equity Portfolio
HSBC Investor Opportunity Portfolio
HSBC Investor Value Portfolio
HSBC Investor Growth Portfolio

(HSBC Investor Funds, HSBC Advisor Funds Trust and
HSBC Investor Portfolios, each a “Trust” and, collectively,
the “Trusts” and each of their series, each a “Fund” and,
collectively, the “Funds”)

3435 Stelzer Road
Columbus, Ohio 43219-3035

May 2, 2011

Dear Shareholder:

On behalf of the Boards of Trustees of the Trusts (collectively, the “Boards”), I invite you to a joint special meeting of shareholders of the Trusts scheduled for June 1, 2011, at the offices of Citi Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, at 10:00 a.m., Eastern Time (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders to consider the election of each of the following six nominees to serve as a Trustee on the Boards until his or her successor is duly elected and qualify: Marcia L. Beck, Sylvia Coutinho, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, and Michael Seely. Shareholders will also be asked to transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Detailed information about the proposal is contained in the enclosed Proxy Statement. We strongly encourage you to participate by reviewing these materials and voting as soon as possible.

Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received prior to the time of the Special Meeting on June 1, 2011. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED.

You can vote in one of four ways:

•	By mail with the enclosed Proxy Card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the web site listed in the proxy voting instructions on the enclosed Proxy Card,

•	By telephone using the toll-free number listed in the proxy voting instructions on the enclosed Proxy Card, or

•	In person at the Special Meeting on June 1, 2011.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE YOUR FUNDS THE ADDITIONAL EXPENSE OF FURTHER SOLICITING YOUR VOTE.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described above.

If you have questions, please call 1-800-782-8183 between 9:00 a.m. and 5:00 p.m. Monday through Friday (Eastern Time). I thank you for your time and your prompt attention to this matter.

Sincerely,

/s/ Richard A. Fabietti
Richard A. Fabietti
President
HSBC Investor Funds
HSBC Advisor Funds Trust
HSBC Investor Portfolios

HSBC Investor Funds
HSBC Investor Opportunity Fund
HSBC Investor Overseas Equity Fund
HSBC Investor Value Fund
HSBC Investor Growth Fund
HSBC Investor U.S. Government Money Market
Fund
HSBC Investor New York Tax-Free Money
Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund
Aggressive Strategy Fund
Conservative Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund

HSBC Advisor Funds Trust
HSBC Investor International Equity Fund
HSBC Investor Opportunity Fund

HSBC Investor Portfolios
HSBC Investor International Equity Portfolio
HSBC Investor Opportunity Portfolio
HSBC Investor Value Portfolio
HSBC Investor Growth Portfolio

3435 Stelzer Road
Columbus, Ohio 43219-3035

NOTICE OF JOINT SPECIAL MEETING OF
SHAREHOLDERS
TO BE HELD ON JUNE 1, 2011

To the Shareholders:

The HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each a “Trust” and, collectively, the “Trusts”), on behalf of each of their separate series (each a “Fund” and, collectively, the “Funds”), will hold a joint special meeting of shareholders (the “Special Meeting”) on June 1, 2011, at the offices of Citi Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time, for the following purposes:

1.

To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify: Marcia L. Beck, Sylvia Coutinho, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, and Michael Seely; and

2.	To transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on April 15, 2011.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting in person at the Special Meeting, you may also vote by mail, by telephone or via the Internet, as provided on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Boards of Trustees
/s/ Jennifer A. English
Jennifer A. English
Secretary
HSBC Investor Funds
HSBC Advisor Funds Trust
HSBC Investor Portfolios

May 2, 2011

HSBC Investor Funds
HSBC Investor Opportunity Fund
HSBC Investor Overseas Equity Fund
HSBC Investor Value Fund
HSBC Investor Growth Fund
HSBC Investor U.S. Government Money Market
Fund
HSBC Investor New York Tax-Free Money
Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund
Aggressive Strategy Fund
Conservative Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund

HSBC Advisor Funds Trust
HSBC Investor International Equity Fund
HSBC Investor Opportunity Fund

HSBC Investor Portfolios
HSBC Investor International Equity Portfolio
HSBC Investor Opportunity Portfolio
HSBC Investor Value Portfolio
HSBC Investor Growth Portfolio

3435 Stelzer Road
Columbus, Ohio 43219-3035

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2011

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARDS OF TRUSTEES (collectively, the “Boards”) OF HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST AND HSBC INVESTOR PORTFOLIOS (each a “Trust” and, collectively, the “Trusts”), on behalf of each of their series (each a “Fund” and, collectively, the “Funds”), to be voted at a Joint Special Meeting of Shareholders to be held on June 1, 2011, at the offices of Citi Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement (the “Special Meeting”).

Proposal	Funds Affected

To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify: Marcia L. Beck, Sylvia Coutinho, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, and Michael Seely

All Funds

To transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof	All Funds

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on April 15, 2011 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about May 2, 2011.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the relevant Trust a subsequently dated Proxy Card, (2) deliver to the relevant Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Special Meeting or any adjournment(s) or postponement(s) thereof, and in all cases prior to the exercise of the authority granted in the Proxy Card.

If a shareholder wishes to participate in the Special Meeting or any adjournment(s) or postponement(s) thereof, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting or any adjournment(s) or postponement(s) in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JUNE 1, 2011

This Proxy Statement is available online at www.proxyweb.com (please have the control number found on your Proxy Card ready when you visit this website). In addition, the most recent annual report of each Trust, including financial statements, for the fiscal year ended October 31, 2010 and the semi-annual report for the period ended April 30, 2010, have been mailed previously to shareholders. If you would like to receive additional copies of a shareholder report free of charge, or copies of any subsequent shareholder report, please contact the relevant Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-782-8183 , or go to the Trusts’ website at www.hsbcinvestorfunds.com. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

PROPOSAL 1—ALL FUNDS
ELECTION OF TRUSTEES

What are shareholders being asked to approve?

The purpose of this proposal is to elect each of the following six nominees to serve as a Trustee on the Boards until his or her successor is duly elected and qualify: Marcia L. Beck, Sylvia Coutinho, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, and Michael Seely (each a “Nominee” and collectively, the “Nominees”).

Who are the Nominees to the Board?

Information about each of the Nominees, including his or her business address, age and principal occupations during the past five years, and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth below. Mses. Beck and Huang and Messrs. Parsow, Robards, and Seely currently are Trustees of the Trusts, and each such incumbent Trustee has served in that capacity since originally elected or appointed. The one non-incumbent Nominee, Ms. Coutinho, was nominated by the Boards upon a recommendation from the Boards’ Nominating and Corporate Governance Committee, which is composed solely of Trustees who are not “interested persons” of the Trusts (as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”). Ms. Coutinho is currently Chief Executive Officer of HSBC Global Asset Management for the Americas, covering over 10 countries in North and Latin America, and Head of Retail Banking and Wealth Management for Latin America. She has served in senior leadership positions at HSBC for 8 years and has 26 years of experience in the banking and financial services industry. Each Nominee has agreed to serve on the Boards if elected by shareholders.

Why am I being asked to vote on the election of the incumbent Nominees?

The 1940 Act permits a mutual fund board of trustees to appoint new trustees provided that after such trustees are appointed, at least two-thirds of the trustees would have been elected by shareholders. With respect to the Trusts, three of the five current Trustees were elected by shareholders (or 60%). Accordingly, the appointment of a new Trustee by the Boards would not be permissible because after such an appointment only three of the six Trustees would have been elected by shareholders (or 50%) and, thus, less than two-thirds (or 67%) of the Trustees would have been elected by shareholders. Although the incumbent Nominees currently serve as Trustees on the Boards, the election by shareholders of the incumbent Nominees is important because it will give the Boards additional flexibility in the future to appoint a limited number of additional new Trustees if necessary without incurring the costs of holding expensive shareholder meetings for each new Trustee.

How many of the Nominees would be Independent Trustees if elected?

Mses. Beck and Huang and Messrs. Parsow, Robards, and Seely are, and would continue to be, Independent Trustees if elected by shareholders. If elected by shareholders, Ms. Coutinho would not be an Independent Trustee because she is the Chief Executive Officer of HSBC Global Asset Management (USA) Inc., the Funds’ investment adviser (the “Adviser”). Accordingly, if the Nominees are elected by shareholders, five of the six Trustees would be Independent Trustees (or 83%).

Why am I being asked to elect Ms. Coutinho?

Ms. Coutinho was nominated by the Boards upon a recommendation from the Boards’ Nominating and Corporate Governance Committee, which is composed solely of Independent Trustees. The Boards nominated Ms. Coutinho based on their belief that, among other things, an individual affiliated with the Adviser serving as a Trustee on the Boards would benefit Board oversight of the Trusts.

What are the voting and quorum requirements of the Special Meeting?

A majority of the shares of each of the HSBC Investor Funds and the HSBC Advisor Funds Trust, and one-third (1⁄3) of the shares of the HSBC Investor Portfolios, outstanding on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business for that Trust with respect to the proposal. Election of the Nominees as Trustees, with regard to each of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios, must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting for that Trust at which a quorum exists.

The votes cast in person or by proxy with respect to each Fund of a Trust will be counted together with respect to the election of the Nominees for that Trust. Shareholders of each of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios are being asked to separately vote on the proposal, and if the Nominees are not elected with respect to one Trust, the Trustees will consider what other actions to take in the best interest of the Funds.

How are shares voted in a “master/feeder” fund structure?

As discussed below, certain Funds operate in a “master/feeder” structure where one fund (the “Feeder Fund”) invests all of its assets in a second fund (the “Master Fund”). As an interestholder in a Master Fund, a Feeder Fund will “pass-through” to its shareholders the vote for the proposal through this proxy solicitation, and will vote its interests in the Master Fund in the same proportion as shares of the Feeder Fund shareholders for which it receives proper instructions. In this manner, shareholders of a Fund that is a Feeder Fund will indirectly consider and vote on the proposal with respect to the corresponding Master Fund (i.e., HSBC Investor Portfolios).

Information about the Nominees

Name, Address and Age	Position(s) with the Trusts	Term of Office(1) and Length of Time Served	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY NOMINEE(2)	OTHER PUBLIC COMPANY AND INVESTMENT COMPANY DIRECTORSHIPS HELD BY NOMINEE DURING THE PAST 5 YEARS
INDEPENDENT NOMINEES
*MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; June 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman	29	None

Name, Address and Age	Position(s) with the Trusts	Term of Office(1) and Length of Time Served	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY NOMINEE(2)	OTHER PUBLIC COMPANY AND INVESTMENT COMPANY DIRECTORSHIPS HELD BY NOMINEE DURING THE PAST 5 YEARS
			Sachs Mutual Funds (1992 – 1996)
*SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 56	Trustee	Indefinite; June 2008 to present	Private Investor, (2000- present); Senior Vice President, Schroder Investment Management (2001 - 2004); Managing Director, Chase Asset Management (1995- 2000)	29	None
*ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	29	Penn Treaty American Corporation (insurance)
*THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2005 to present	Member, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	29	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)
*MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	29	None

Name, Address and Age	Position(s) with the Trusts	Term of Office(1) and Length of Time Served	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY NOMINEE(2)	OTHER PUBLIC COMPANY AND INVESTMENT COMPANY DIRECTORSHIPS HELD BY NOMINEE DURING THE PAST 5 YEARS
INTERESTED NOMINEE
SYLVIA COUTINHO† P.O. Box 182845 Columbus, OH 43218-3035 Age: 49	Nominee	Indefinite	CEO Asset Management Americas, HSBC Global Asset Management (2010-present); CEO Asset Management and Wealth Management Latin America, HSBC Latam (2008-2010); Executive Director HSBC Brazil, Head of Asset Management, Custody and Private Banking, and Latam Regional Head for Asset Management (2006-2008); Executive Director, Private Banking, HSBC Bank Brazil (2005-2006)	29	None

*	This Nominee is currently a Trustee of the Trusts.
(1)	Each Trustee serves for an indefinite term.
(2)	The “Fund Complex” is comprised of the 22 portfolios of the HSBC Investor Funds, 2 portfolios of the HSBC Advisor Funds Trust, and 5 portfolios of the HSBC Investor Portfolios.
†	Ms. Coutinho is not an incumbent Nominee and will be considered to be an interested Nominee (i.e., not independent) because of her affiliation with the Adviser.

Board Composition and Leadership Structure

The Boards are currently composed of five Trustees, each of whom is considered to be an Independent Trustee. The Chairman of each Board is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and a Trust’s management and service providers. Each Board also has established an Audit Committee, a Valuation and Investment Oversight Committee, a Nominating and Corporate Governance Committee, and a Contracts and Expense Committee (the “Committees”) to facilitate the Trustees’ oversight of the management of those aspects of the Trusts’ operations. Each Committee has a Chair and certain Committees also have a Vice Chair. Each Committee’s responsibilities are discussed in greater detail below.

Effective January 1, 2011, the Boards appointed Dr. Larry M. Robbins to serve as an Emeritus Trustee for the Trusts. Dr. Robbins had resigned from his position as an Independent Trustee effective December 31, 2010. While serving as an Emeritus Trustee for the Trusts, Dr. Robbins is encouraged to attend and participate in meetings of the Boards and designated Committees but has no vote on any matters before the Boards or Committees. Dr. Robbins is compensated for his service in accordance with a predetermined portion of the Independent Trustee compensation schedule approved by the Independent Trustees.

The Trustees interact directly with the Chairman of the Boards, Chairs of the Committees, each other, the Trusts’ officers, and senior management of the Adviser and other service providers of the Trusts at scheduled meetings and between meetings, as appropriate. The Trustees seek to have an inclusive approach to oversight. For example, each Trustee is a member of each of the Committees. The Trustees would seek to invite Ms. Coutinho to participate in the affairs of the Committees, and to become a member of the Committees, to as great a degree as is appropriate, given her status as an interested Trustee. The Independent Trustees regularly meet outside the presence of the Trusts’ management and are advised by independent legal counsel.

Each Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the applicable Trust, potential conflicts of interest that could arise from these relationships and other risks that the applicable Trust may face. Each Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities and for the Board and its Committees to make informed decisions on the affairs of the applicable Trust. Each Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the applicable Trust’s operations is important, in light of the size and complexity of the HSBC Investor Family of Funds and the risks that the Fund Complex faces. The Boards and their Committees review their structure regularly to help ensure that they remain appropriate as the business and operations of the Trusts, and the environment in which the Trusts operate, change.

The Boards’ Role in Risk Oversight of the Trusts

The Boards oversee risk management for the Trusts both directly and through their Committees, by working with the Trusts’ senior officers (including the Trusts’ President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Trusts’ independent registered public accounting firm (the “independent auditors”), legal counsel and personnel from the Trusts’ other service providers (collectively, “Trust personnel”) to identify, evaluate and seek means of mitigating risk. In this regard, the Boards and their Committees request, receive and act on reports from Trust personnel on risk oversight and management, and the Trustees confer with each other and engage Trust personnel between Board meetings on such matters, as deemed appropriate.

Each Board has adopted, on behalf of the applicable Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Adviser and each Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Boards receive and act on reports from the Adviser and each Trust’s other service providers with respect to the operation of these policies, processes and procedures as required and/or as the Boards deem appropriate.

Nominee Experience, Qualifications, Attributes or Skills

The Boards believe that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of a Board’s effectiveness. The Boards have determined that each of the Nominees is qualified to serve as a Trustee of the Trusts based on a review of the experience, qualifications, attributes and skills of each Nominee. In reaching this determination, the Boards have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Nominee’s ability to perform his or her duties effectively is evidenced by his or her experience in some of the following fields: management, consulting, or board experience in the investment management industry; management, consulting, or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trusts. Information indicating the specific experience, skills, attributes and qualifications of each Nominee, which led to the Boards’ determination that the Nominee should serve as a Trustee, is provided below.

The Chairman of each Board, Mr. Seely, was previously a general partner of a private investment company, as well as the president of a shareholder value enhancement firm, which combined investor relations, finance and strategy. He is a graduate of Dartmouth College and New York University’s graduate business school. Mses. Beck and Huang each have experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Beck has also served as president and trustee of an unaffiliated mutual fund complex. She has a BA from Tufts University and an MBA from Columbia University. Ms. Huang has a BA from Princeton University and an MBA from Columbia University. Mr. Robards, who is the Trusts’ audit committee financial expert, has governance and operating experience in banking, brokerage and specialty finance companies and serves as a director of several public companies. Mr. Robards has a BA from Brown University and an MBA from Harvard University. Mr. Parsow, a graduate of the University of Nebraska, is a general partner of a private investment partnership and has served as an Independent Trustee since 1987. Ms. Coutinho is currently Chief Executive Officer of HSBC Global Asset Management for the Americas, covering over 10 countries in North and Latin America, and Head of Retail Banking and Wealth Management for Latin America. She has served in senior leadership positions at the Adviser for 8 years and has 26 years of experience in the banking and financial services industry. Ms. Coutinho holds a BS in Engineering and a graduation in Economics from the University of Sao Paulo – Brazil, and an MBA from Columbia University, New York.

Other Board Information

Each Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, a Trust will hold a shareholders’ meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders.

It is expected that the Boards, each of which is currently comprised solely of Independent Trustees, will meet at least quarterly at regularly scheduled meetings. During the recent fiscal year ended October 31, 2010, each Board met five times. Each incumbent Trustee attended 100% of the meetings of a Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member.

Since the Trusts do not hold annual shareholder meetings, the Boards do not have a policy with regard to Trustee attendance at such meetings.

Executive Officers

Officers of the Trusts are appointed by the Boards to oversee the day-to-day activities of each series of the Trusts. Information about the executive officers of the Trusts, including their principal occupations during the past five years, is set forth in Exhibit A. Certain of these officers are also officers of the Adviser or officers and/or employees of Citi Fund Services, Inc., the Funds’ sub-administrator and transfer agent (“Citi”).

Share Ownership By Nominees and Executive Officers

As of the Record Date, the Nominees and executive officers of the Trusts beneficially owned, individually and collectively as a group, less than 1% of the outstanding shares of each class of each Fund, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund solicited by this Proxy Statement and of all Funds in the HSBC Family of Investment Companies as of December 31, 2010. The information as to beneficial ownership is based on statements furnished by each Nominee.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE HSBC INVESTOR FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE HSBC ADVISOR FUNDS TRUST	DOLLAR RANGE OF EQUITY SECURITIES IN THE HSBC INVESTOR PORTFOLIOS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN HSBC FAMILY OF INVESTMENT COMPANIES(1)

INDEPENDENT NOMINEES
Marcia L. Beck	None	None	None	None
Susan S. Huang	None	None	None	None
Alan S. Parsow	None	None	None	None
Thomas Robards	None	None	None	None
Michael Seely	None	None	None	None
INTERESTED NOMINEE
Sylvia Coutinho	None	None	None	None

(1)	The “HSBC Family of Investment Companies” is comprised of the 22 portfolios of the HSBC Investor Funds, 2 portfolios of the HSBC Advisor Funds Trust, and 5 portfolios of the HSBC Investor Portfolios.

Trustee Compensation

Effective November 1, 2010, the Trusts pay each Independent Trustee an annual retainer of $63,000. The Trusts pay a fee of $5,000 for each regular meeting of the Boards attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also pay each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee serves as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts pay each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $8,000. The Trusts also pay Mr. Seely, as Chairman of the Boards, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Boards attended. In addition, for time expended on Board duties outside normal meetings at the request of the Chairman or a Committee Chair, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. Dr. Robbins will be compensated for his service as Emeritus Trustee in accordance with a predetermined portion of the Independent Trustee compensation schedule approved by the Independent Trustees.

The following Compensation Table sets forth the total compensation paid to the Trustees from the Fund Complex for the fiscal year ended October 31, 2010.

Name of Person, Position	Aggregate Compensation From The Trusts	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(1)
INDEPENDENT NOMINEES
Marcia L. Beck	$146,250	None	None	$146,250
Susan S. Huang	$150,000	None	None	$150,000
Alan S. Parsow	$137,000	None	None	$137,000
Michael Seely	$190,000	None	None	$190,000
Thomas F. Robards	$147,000	None	None	$147,000
INTERESTED NOMINEE
Sylvia Coutinho	None	None	None	None

(1)	The “Fund Complex” is comprised of the 22 portfolios of the HSBC Investor Funds, 2 portfolios of the HSBC Advisor Funds Trust, and 5 portfolios of the HSBC Investor Portfolios.

Standing Committees

The Boards of Trustees of the Trusts currently have four standing committees: Audit Committee, Valuation and Investment Oversight Committee, Nominating and Corporate Governance Committee, and Contracts and Expense Committee.

Audit Committee

The Audit Committee is comprised of Marcia L. Beck, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, and Michael Seely, who are all Independent Trustees. The Audit Committee is currently chaired by Mr. Robards. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee (i) recommends to the Boards the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of the Trusts held four meetings during the last fiscal year.

Valuation and Investment Oversight Committee

The Valuation and Investment Oversight Committee is comprised of all of the Trustees of the Trusts. The Committee is currently chaired by Ms. Huang. The primary purposes of the Valuation and Investment Oversight Committee are to oversee: (i) Fund management, investment risk management, performance and brokerage practices relating to the Funds; (ii) the implementation and operation of the Trusts’ Valuation Procedures and the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act with respect to Funds that are money market funds; and (iii) the selection process for investment sub-advisers to series of the Trusts. The Valuation and Investment Oversight Committee met four times during the most recent fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trusts. The Committee is currently chaired by Mr. Parsow. This Committee (i) makes nominations for trustee membership on the Boards; (ii) evaluates on a periodic basis the operations and effectiveness of the Boards as a whole; (iii) periodically reviews the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Boards; and (v) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Boards as a group. The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trusts. The Charter of the Nominating and Corporate Governance Committee is attached as Exhibit B. The Nominating and Corporate Governance Committee met three times during the most recent fiscal year.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Corporate Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Boards, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Boards; and (vi) consistency with the 1940 Act.

The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, and other sources that the Committee deems appropriate.

Contracts and Expense Committee

The Contracts and Expense Committee (“C&E Committee”) is comprised of all of the Independent Trustees of the Trusts. The C&E Committee is currently chaired by Ms. Beck. The primary purpose of the C&E Committee is to help ensure that the interests of the Funds and their shareholders are appropriately served by: (i) agreements and plans to which the Trusts are a party or direct beneficiary; and (ii) expenses payable by the Trusts and their series. The C&E Committee met five times during the most recent fiscal year.

Shareholder Approval

Election of the Nominees for Trustees, with regard to each of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios, must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting for that Trust at which a quorum exists. A majority of the shares of each of the HSBC Investor Funds and the HSBC Advisor Funds Trust, and one-third (1⁄3) of the shares of the HSBC Investor Portfolios, outstanding on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business for that Trust with respect to the proposal. The votes cast in person or by proxy with respect to each Fund of a Trust will be counted together with respect to the election of the Nominees for that Trust.

THE BOARDS OF TRUSTEES RECOMMEND A VOTE “FOR” THE ELECTION
OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF EACH TRUST.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the service providers of the Trusts.

Investment Adviser

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, NA, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively, “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2010, the Adviser managed $20.4 billion in the HSBC Investor Family of Funds.

Distributor

Foreside Distribution Services, LP (“Foreside”) serves as the distributor of each Fund’s shares. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside is a wholly-owned indirect subsidiary of Foreside Financial Group, LLC.

Administrator

The Adviser serves as the Trusts’ administrator, and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust’s operations.

Sub-Administrator

Citi Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ sub-administrator. Management and administrative services of the Adviser and Citi include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend dispersing services.

Custodian

Northern Trust Company, whose address is 801 S Canal Street, Chicago, Illinois, 60607, acts as the custodian of the Funds’ assets.

Transfer Agency

Citi Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as transfer agent for shares of the Funds.

Independent Auditors

The firm of KPMG LLP (“KPMG”) has been selected as independent auditors of the Trusts for the current fiscal year. KPMG, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent auditors with respect to the Trusts. Representatives of KPMG are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Certain information concerning the fees and services provided by KPMG to the Trusts and to the Adviser and its affiliates for the two most recently completed fiscal years of the Trusts is provided below. For purposes of the following information, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trusts, are referred to as “Service Affiliates.” The Audit Committee is responsible for the appointment, compensation, retention and oversight of KPMG. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by KPMG for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to KPMG’s independence each year. For the Reporting Periods (as defined below), none of the services provided to the Trusts or Service Affiliates described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

(1)

Audit Fees. The aggregate fees billed to each Trust for each of the last two fiscal years for the Trust (the “Reporting Periods”) for professional services rendered by KPMG for the audit of the Trust’s annual financial statements, or services that are normally provided by KPMG in connection with the statutory and regulatory filings or engagements, were as follows.

HSBC Investor Funds

Fiscal Year Ended	Audit Fees
10/31/10	$223,010
10/31/09	$222,460

HSBC Advisor Funds Trust

Fiscal Year Ended	Audit Fees
10/31/10	$1,411
10/31/09	$2,031

HSBC Investor Portfolios

Fiscal Year Ended	Audit Fees
10/31/10	$3,579
10/31/09	$3,509

(2)

Audit-Related Fees. The aggregate fees billed to each Trust during the Reporting Periods for assurance and related services by KPMG that were reasonably related to the performance of the annual audit or review of the Trust’s financial statements (and not reported above), were as follows.

HSBC Investor Funds

Fiscal Year Ended	Audit Fees
10/31/10	$6,064
10/31/09	$10,440

HSBC Advisor Funds Trust

Fiscal Year Ended	Audit Fees
10/31/10	$38
10/31/09	$95

HSBC Investor Portfolios

Fiscal Year Ended	Audit Fees
10/31/10	$97
10/31/09	$165

Fees for 2009 relate to KPMG’s provision of consents with respect to the filing of the Trusts’ updated registration statements and a consent with respect to a proxy statement for the HSBC

Investor Core Plus Fixed Income Fund (Advisor), HSBC Investor Core Plus Fixed Income Fund and HSBC Investor Intermediate Duration Fixed Income Fund. Fees for 2010 relate to KPMG’s provision of consents with respect to the filing of the Trusts’ updated registration statements.

(3)

Tax Fees. The aggregate fees billed to each Trust during the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”), were as follows

HSBC Investor Funds

Fiscal Year Ended	Tax Fees
10/31/10	$135,591
10/31/09	$156,898

HSBC Advisor Funds Trust

Fiscal Year Ended	Tax Fees
10/31/10	$858
10/31/09	$1,433

HSBC Investor Portfolios

Fiscal Year Ended	Tax Fees
10/31/10	$2,176
10/31/09	$2,475

These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed during the Reporting Periods for Tax Services by KPMG to Service Affiliates.

(4)	All Other Fees. There were no fees billed for the fiscal years ended October 31, 2009 and 2010 for products and services provided by KPMG to the Trusts, other than the services reported above.

(5)

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for services rendered to the Trusts and to the Service Affiliates for the Reporting Periods were $171,505 in 2009 and $144,825 in 2010, respectively. The Audit Committee has considered whether non-audit services provided by KPMG to the Trusts and to the Service Affiliates are compatible with maintaining the independence of KPMG in its audit of the Trusts and has determined that they are so compatible.

OTHER INFORMATION

Other Business

The Boards do not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trusts do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the relevant Trust at its principal office by a reasonable time before the commencement of the solicitation of proxies for such meeting. This will ensure that such proposal is considered for inclusion in the proxy statement relating to the meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Shareholders who wish to communicate with the Boards should send communications to the attention of the Secretary of the relevant Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Voting Information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Boards to be used at the Special Meeting or any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Trusts on or about May 2, 2011. Only shareholders of record as of the close of business on the Record Date, April 15, 2011, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. If the enclosed form of Proxy Card is properly executed and returned (or your vote is cast through the web site or over the telephone as indicated on the Proxy Card) in time to be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Also, you may vote in person at the Special Meeting. A proxy may be revoked at any time before or at the Special Meeting or any adjournment(s) or postponement(s) thereof by written notice to the Secretary of the relevant Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting or any adjournment(s) or postponement(s) thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the election of the six Nominees as Trustees.

If you have questions, please call 1-800-782-8183 between 9:00 a.m. and 5:00 p.m. Monday through Friday (Eastern Time).

Quorum and Voting Requirement

A majority of the shares of each of the HSBC Investor Funds and the HSBC Advisor Funds Trust and one-third (1/3) of the shares of the HSBC Investor Portfolios, outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to elect the Nominees for that Trust. The Nominees for election as Trustees at the Special Meeting will be approved by a plurality of the votes cast in person or by proxy for that Trust at which a quorum exists. Shareholders of each of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios are being asked to separately vote on the proposal, and if the Nominees are not elected with respect to one Trust, the Trustees will consider what other actions to take in the best interest of the Funds.

Voting Requirements in a Master/Feeder Fund Structure

Certain of the Funds of HSBC Investor Funds1 and all of the Funds of the HSBC Advisor Funds Trust2 invest their assets in a Fund of the HSBC Investor Portfolios. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the “Feeder Fund”) invests all of its assets in a second fund (the “Master Fund”).

As an interestholder in a Master Fund, a Feeder Fund will “pass-through” to its shareholders the vote for the proposal through this proxy solicitation, and will vote its interests in the Master Fund in the same proportion as shares of the Feeder Fund shareholders for which it receives proper instructions. In this manner, shareholders of a Fund that is a Feeder Fund will indirectly consider and vote on the proposal with respect to the corresponding Master Fund (i.e., HSBC Investor Portfolios). For example, if shareholders of a Fund that is a Feeder Fund vote in the aggregate as follows: 80% “FOR” each Nominee and 20% “WITHHOLD,” then the Fund, as an investor in a Master Fund (i.e., HSBC Investor Portfolios), will cast all of its votes as follows: 80% “FOR” each Nominee of HSBC Investor Portfolios and 20% “WITHHOLD.”

HSBC Investor Portfolios, however, has more than one Feeder Fund investor and accordingly, it is possible that the shareholders of a single Feeder Fund may vote differently than the other investors in HSBC Investor Portfolios. In such event, although the Trustees of a Feeder Fund may determine to withdraw the Feeder Fund’s investment in its corresponding Master Fund, the Trustees currently anticipate that they will continue to invest in the corresponding Master Fund.

Since the Feeder Funds are technically the shareholders of HSBC Investor Portfolios, HSBC Investor Portfolios will generally be able to obtain a quorum as a result of the voting process described above.

Adjournments

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the proposal. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of each Trust present in person or by proxy at the Special Meeting. In determining whether to adjourn the Special Meeting, the following factors may

[1] The HSBC Investor Growth Fund invests in the HSBC Investor Growth Portfolio, the HSBC Investor Overseas Equity Fund invests in the HSBC Investor International Equity Portfolio, the HSBC Investor Opportunity Fund invests in the HSBC Investor Opportunity Portfolio, and the HSBC Investor Value Fund invests in the HSBC Investor Value Portfolio.

[2] The HSBC Investor International Equity Fund invests in the HSBC Investor International Equity Portfolio and the HSBC Investor Opportunity Fund invests in the HSBC Investor Opportunity Portfolio.

be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after considering the best interests of all shareholders of each of the Funds.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, abstentions and broker “non-votes” will have no effect on the proposal to elect the Nominees, for which the required vote is a plurality of votes cast.

Expenses

The costs of the Special Meeting, estimated to be approximately $93,000, will be borne by the Funds. Any costs related to any adjournment(s) or postponement(s) thereof will also be paid by the Funds. Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The cost of solicitation, including the costs of any third party proxy solicitor, will be borne by the Funds. The Funds have retained a proxy solicitor, Broadridge Financial Solutions, to assist in the solicitation of proxies.

Share Information

For each class of each Fund’s shares entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof, the number of shares outstanding as of the Record Date is as follows:

NAME OF FUND	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS
HSBC Investor Funds
HSBC Emerging Markets Debt Fund	Class A Class I Class S	10,000.000 2,480,001.000 10,000.000
HSBC Emerging Markets Local Debt Fund	Class A Class I Class S	10,000.000 2,480,000.000 10,000.000
HSBC Investor Opportunity Fund	Class A Class B Class C	1,119,873.126 64,482.604 40,701.144
HSBC Investor Overseas Equity Fund	Class A Class B Class C	1,271,816.757 136,433.115 11,842.414
HSBC Investor Value Fund	Class A Class B Class C Class I	935,680.231 16,036.291 6,895.470 1,585,969.191

HSBC Investor Growth Fund	Class A Class B Class C Class I	1,004,177.232 70,735.447 12,518.262 3,094,309.921
HSBC Investor U.S. Government Money Market Fund	Class A Class Y Class B Class C Class D Class I Class E	4,934,195.229 2,697,463,262.186 29,975.430 0 792,929,713.220 3,009,435,236.240 0
HSBC Investor New York Tax-Free Money Market Fund	Class A Class Y Class B Class C Class D Class E	195,629.210 151,352,207.480 0 0 446,336,975.820 0
HSBC Investor Prime Money Market Fund	Class A Class Y Class B Class C Class D Class I Class E	10,185,641.310 723,404,592.200 187,721.740 190,399.030 2,020,282,385.410 5,240,303,196.090 0
HSBC Investor U.S. Treasury Money Market Fund	Class A Class Y Class B Class C Class D Class I Class E	1,495,607.580 1,009,087,739.930 50,294.020 0 945,665,840.920 1,283,010,372.910 0
HSBC Investor Tax-Free Money Market Fund	Class A Class Y Class B Class C Class D Class I Class E	0 34,920,991.670 0 0 99,915,200.830 0 0
Aggressive Strategy Fund	Class A Class B Class C	736,023.203 569,444.662 103,555.560
Conservative Strategy Fund	Class A Class B Class C	714,796.503 806,722.604 167,464.694
Balanced Strategy Fund	Class A Class B Class C	2,165,031.930 1,535,731.320 386,184.193
Moderate Strategy Fund	Class A Class B Class C	1,871,575.924 1,809,657.717 306,318.151
HSBC Advisor Funds Trust
HSBC Investor International Equity Fund	Class I	1,182,739.463
HSBC Investor Opportunity Fund	Class I	9,192,336.352

Fund Shares Owned by Certain Beneficial Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit C.

EXHIBIT A

Current Executive Officers of the Trusts

NAME, ADDRESS, AGE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)
STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 39	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)
F. MARTIN FOX 100 Summer Street Suite 1500 Boston, MA 02110 Age: 47	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)
FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 51	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)

* Mr. Edwards, Mr. Schmidt and Ms. English are also officers of certain other investment companies for which Citi (or an affiliate) serves as the administrator or sub-administrator.

A-1

EXHIBIT B

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR PORTFOLIOS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	ESTABLISHMENT AND PURPOSE

The Board of Trustees (the “Board”) of each of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), on behalf of their various series (collectively, the “Funds”), hereby establishes a Nominating and Corporate Governance Committee (the “Committee”). The primary purpose of the Committee is to make nominations for Trustee membership on the Board and to address important issues of corporate governance.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall be composed of all of the Trustees of the Board who are not “interested persons” of the Trusts (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”).

The Committee shall elect a chair (“Chair”). The Chair may nominate and the Committee may elect a vice chair (“Vice Chair”), who would serve as Chair when the Chair is unable to serve. The Vice Chair shall not be compensated, except for serving as Chair, when serving as Chair.

III.	MEETINGS

The Committee will meet not less frequently than annually. The Chair will establish an Agenda for each meeting. Special meetings shall be called as circumstances require. The Chair may invite Trust officers and other interested parties to participate in meetings. The Committee, in its discretion, may meet in executive session outside the presence of the Trust officers and other parties.

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

IV.	REPORTING

The Chair will report to the Board on the results of the Committee’s activities and make such recommendations as deemed appropriate. The Committee will keep minutes of its meetings, which will be submitted to the Board for its review.

V.	AMENDMENTS

This Charter may be amended by a vote of a majority of the Board members. The Committee shall periodically review this Charter, at least annually, and recommend any changes to the Board.

VI.	DUTIES AND RESPONSIBILITIES

A.	Board Nominations and Governance Functions

(i)

The Committee shall select and nominate all persons for election or appointment as Independent Trustees of the Trust. Nominees for Independent Trustee shall be selected and approved by all of the incumbent Independent Trustees then serving on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in connection with Independent Trustee candidates, their independence from each Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with investment advisers and other service providers). In determining a nominee’s qualifications for Board membership, the Committee may consider such factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

(ii)

The Committee shall consider Trustee candidates recommended by shareholders of the Trusts. Any such candidates shall be considered and evaluated based upon the criteria applied to candidates presented to the Committee by a search firm or other non-shareholder sources.

(iii)

The Committee periodically shall review the size, structure and composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets.

(iv)

The Committee periodically shall review corporate governance procedures and shall recommend any appropriate changes to the Board. Among other matters, the Committee periodically shall review (a) the Board’s policies on Trustee compensation and reimbursement for expenses associated with and attendance at Board and Committee meetings and at industry conferences, and (b) the Board’s effectiveness and operations, including the process by which other statutory or regulatory obligations are fulfilled, and shall recommend any appropriate changes to the Board.

(v)

The Committee shall oversee implementation of the Board’s policies regarding annual self-evaluation of the Board and of each committee in existence unless the particular committee elects to be responsible for self-evaluation.

(vi)

The Committee shall review and make recommendations to the Board regarding the proxy voting guidelines, policies, and procedures of all new Trust investment advisers and sub-investment advisers. Annually, the Committee shall review changes to and certifications with respect to the proxy voting guidelines, policies, and procedures of all investment advisers and sub-investment advisers of the Trusts that previously were considered by the Board.

	(vii)	The Committee periodically shall review Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

B.	Committee Nominations and Functions

(i)

The Committee shall review as necessary the responsibilities of any and all Board committees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

	(ii)	The Committee shall make nominations for membership on all Board committees and shall review committee assignments as necessary.

C.	Other Powers and Responsibilities

	(i)	The Committee shall review the Committee’s effectiveness by conducting an annual self-assessment, either directly or as part of the annual self-assessment conducted by the Board.
	(ii)	The Committee is empowered to hold special meetings as circumstances require.
(iii)

The Committee shall (i) monitor the performance of legal counsel employed by the Independent Trustees, (ii) monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of the 1940 Act; and (iii) be responsible for the supervision of counsel for the Independent Trustees.

(iv)

The Committee shall review and, as necessary, make recommendations regarding each Trust’s policy regarding general shareholder communications to the Board, and review shareholder communications to the Board.

(v)

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates). Any expenses incurred in discharging the Committee’s responsibilities shall be borne by each Trust.

	(vi)	The Committee shall review orientation and training materials for new Trustees, as appropriate.

	(vii)	The Committee shall have, and shall undertake, such other responsibilities as may be delegated to the Committee by the Board.

VII.	LIMITATION OF RESPONSIBILITIES

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Trusts’ management or other service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trusts under applicable federal and state law.

Adopted on March 6, 2006

Revised: March 31, 2009, September 14, 2009 and December 14, 2009

EXHIBIT C

Principal Shareholders of the Funds

Principal Holders of Securities. As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds’ shares.

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
HSBC Investor Funds
HSBC Emerging Markets Debt Fund – Class A HSBC Global Asset Management USA Inc. Attn. Steve Sivillo 452 5th Avenue, 17th Floor New York, NY 10018	10,000.000	100%

HSBC Emerging Markets Debt Fund – Class I HSBC Global Asset Management USA Inc. Attn. Steve Sivillo 452 5th Avenue, 17th Floor New York, NY 10018	2,480,001.000	100%

HSBC Emerging Markets Debt Fund – Class S HSBC Global Asset Management USA Inc. Attn. Steve Sivillo 452 5th Avenue, 17th Floor New York, NY 10018	10,000.000	100%

HSBC Emerging Markets Local Debt Fund – Class A HSBC Global Asset Management USA Inc. Attn. Steve Sivillo 452 5th Avenue, 17th Floor New York, NY 10018	10,000.000	100%

HSBC Emerging Markets Local Debt Fund – Class I HSBC Global Asset Management USA Inc. Attn. Steve Sivillo 452 5th Avenue, 17th Floor New York, NY 10018	2,480,000.000	100%

HSBC Emerging Markets Local Debt Fund – Class S HSBC Global Asset Management USA Inc. Attn. Steve Sivillo 452 5th Avenue, 17th Floor New York, NY 10018	10,000.000	100%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

HSBC Investor Opportunity Fund – Class A

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

	902,360.513 172,655,044	80.58% 15.42%

HSBC Investor Opportunity Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	64,332.317	99.77%

HSBC Investor Opportunity Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	38,866.235	95.49%

HSBC Investor Overseas Equity Fund – Class A Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	1,266,336.917	99.57%

HSBC Investor Overseas Equity Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	132,836.614	97.36%

HSBC Investor Overseas Equity Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	11,841.364	99.99%

HSBC Investor Value Fund – Class A	889,888.745	95.11%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399

HSBC Investor Value Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	15,945.242	99.43%

HSBC Investor Value Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	6,895.470	100%

HSBC Investor Value Fund – Class I Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399 Northern Trust as Custodian FBO HSBC PO Box 92956 Chicago, IL 60675	1,279,424.946 231,488.113	80.67% 14.60%

HSBC Investor Growth Fund – Class A Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	955,715.152	95.17%

HSBC Investor Growth Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	70,656.765	99.89%

HSBC Investor Growth Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor	12,430.079	99.30%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
Jersey City, NJ 07399

HSBC Investor Growth Fund – Class I

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

Northern Trust as Custodian
FBO HSBC
PO Box 92956
Chicago, IL 60675

	1,707,332.833 747,887.614 580,979,272	55.18% 24.17% 18.78%

HSBC Investor U.S. Government Money Market Fund – Class A SEI Private Trust Company C/O HSBC AB3 One Freedom Valley Drive Attn Mutal Fund Administrator Oaks, PA 19456	4,750,561.470	96.28%

HSBC Investor U.S. Government Money Market Fund – Class D

HSBC Bank USA
452 5th Avenue, 2nd Floor
Attn. David Marrero
New York, NY 10018

FTCI as Agent Non-Rev
600 5th Avenue
C/O Frank Lomassaro, 2nd Floor
New York, NY 10020

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

	446,414,444.380 139,241,500.000 123,068,913.420 81,927,279.270	56.30% 17.56% 15.52% 10.33%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

HSBC Investor New York Tax-Free Money Market Fund – Class A

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Joseph L Curreri
Domenica V. Curreri
JT TEN
7 Eisenhower Drive
Yonkers, NY 10710-1209

	116,866.720 78,762.470	59.74% 40.26%

HSBC Investor New York Tax-Free Money Market Fund – Class D

HSBC Bank USA
452 5th Avenue, 2nd Floor
Attn. David Marrero
New York, NY 10018

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

FTCI as Agent Non-Rev
600 5th Avenue
C/O Frank Lomassaro, 2nd Floor
New York, NY 10020

	221,022,045.270 112,564,037.570 60,094,892.880 52,656,000.000	49.52% 25.22% 13.46% 11.80%

HSBC Investor New York Tax-Free Money Market Fund – Class Y

HSBC Bank USA
452 5th Avenue, 2nd Floor
Attn. David Marrero
New York, NY 10018

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

	88,034,810.800 34,618,702.560	58.17% 22.87%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	28,682,829.360	18.95%

HSBC Investor U.S. Government Money Market Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	29,975.430	100%

HSBC Investor U.S. Government Money Market Fund – Class Y HSBC Bank USA 452 5th Avenue, 2nd Floor Attn. David Marrero New York, NY 10018	2,525,516,312.910	93.63%

HSBC Investor U.S. Government Money Market Fund – Class I

Chicago Mercantile Exchange, Inc.
Firm Account
30 S. Wacker Drive
8 North Treasury
Chicago, IL 60606

Mobil Services Bahamas Limited
5959 Las Colinas Blvd.
Irving, TX 75039

Symantec Corporation
Attn. Treasury Dept.
350 Ellis St. Bldg. D
Mountain View, CA 94043

Wexford Global Strategies
Trading Limited
411 West Putnam Ave.
Attn. Tom Zalewski
Greenwich, CT 06830

Elwood Insurance Limited
C/O AON Insurance Managers Bermuda Ltd.
PO Box HM2450
Hamilton, Bermuda
HM JX

	403,200,452.540 375,000,000.000 327,798,043.660 241,556,794.250 221,817,627.060	13.40% 12.46% 10.89% 8.03% 7.37%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

HSBC Investor Prime Money Market Fund – Class A

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Citi Fund Services Ohio Inc.
HSBC B Share Funding Acct
3435 Stelzer Road
Attn. Corporate Finance
Columbus, OH 43219

	8,990,727.640 543,755.870 535,943.970	88.27% 5.34% 5.26%

HSBC Investor Prime Money Market Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	187,721.740	100%

HSBC Investor Prime Money Market Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	190,399.030	100%

HSBC Investor Prime Money Market Fund – Class D

HSBC Bank USA
452 5th Avenue, 2nd Floor
Attn. David Marrero
New York, NY 10018

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

	771,604,313.590 612,104,189.190 600,965,569.300	38.19% 30.30% 29.75%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

HSBC Investor Prime Money Market Fund – Class Y

HSBC Bank USA
452 5th Avenue, 2nd Floor
Attn. David Marrero
New York, NY 10018

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

	542,930,127.610 56,524,744.250 56,049,986.390	75.05% 7.81% 7.75%

HSBC Investor Prime Money Market Fund – Class I

Chicago Mercantile Exchange, Inc.
Firm Account
30 S. Wacker Drive
8 North Treasury
Chicago, IL 60606

HSBC Global Custody Nominees UK Ltd.
8 Canada Square Level 28
London, United Kingdom
EC 145 HQ

Toyota Motor Credit Corporation
19001 South Western Avenue, NF10
Torrance, CA 90501

Hare & Co.
111 Sanders Creek Parkway
East Syracuse, NY 13057

	1,205,229,299.340 714,845,948.500 625,005,322.240 355,412,813.870	23.00% 13.64% 11.93% 6.78%

HSBC Investor U.S. Treasury Money Market Fund – Class A Northern Trust as Custodian FBO HSBC PO Box 92956 Chicago, IL 60675 Bowen David & Co. C/O Fiduciary Trust Co. PO Box 55806 Boston, MA 02205-5806	1,051,876.520 284,712.320	70.33% 19.04%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	143,182.800	9.57%

HSBC Investor U.S. Treasury Money Market Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	50,294.020	100%

HSBC Investor U.S. Treasury Money Market Fund – Class D

HSBC Bank USA
452 5th Avenue, 2nd Floor
Attn. David Marrero
New York, NY 10018

FTCI as Agent Non-Rev
600 5th Avenue
C/O Frank Lomassaro, 2nd Floor
New York, NY 10020

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

	486,955,817.490 173,731,000.000 169,032,367.780 115,383,964.500	51.49% 18.37% 17.87% 12.20%

HSBC Investor U.S. Treasury Money Market Fund – Class I

ENSCO PLC
500 N Akard STE 4300
Dallas, TX 75201

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

Accenture LLP

	200,000,853.600 183,079,157.690 150,000,000.000	15.59% 14.27% 11.69%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

161 N. Clark Street
Chicago, IL 60601

JC Penney Corporation Inc.
6501 Legacy Drive
Plano, TX 75024

Limited Brands Service Company LLC
Three Limited Parkway
Columbus, OH 43230

Iris Reinsurance Ltd.
Vallis Building 3rd Floor
PO Box HM 1995
58 Par-La-Ville Road
Hamilton, Bermuda
HM 11

	133,058,572.540 111,642,335.240 71,146,736.230	10.37% 8.70% 5.55%

HSBC Investor U.S. Treasury Money Market Fund – Class Y HSBC Bank USA 452 5th Avenue, 2nd Floor Attn. David Marrero New York, NY 10018	894,067,220.080	88.60%

HSBC Investor Tax-Free Money Market Fund – Class D

FTCI as Agent Non-Rev
600 5th Avenue
C/O Frank Lomassaro, 2nd Floor
New York, NY 10020

HSBC Bank USA
452 5th Avenue, 2nd Floor
Attn. David Marrero
New York, NY 10018

	66,337,000.000 30,307,665.790	66.39% 30.33%

HSBC Investor Tax-Free Money Market Fund – Class Y

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

	30,348,048.940 3,859,748.770	86.90% 11.05%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder

Aggressive Strategy Fund – Class A Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	721,440.560	98.02%

Aggressive Strategy Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	564,383.037	99.11%

Aggressive Strategy Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	103,555.560	100%

Conservative Strategy Fund – Class A Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	707,883.294	99.03%

Conservative Strategy Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	803,460.929	99.60%

Conservative Strategy Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399 Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	158,578.728 8,744.989	94.69% 5.22%

Balanced Strategy Fund – Class A Pershing LLC	2,152.050.003	99.40%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399

Balanced Strategy Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	1,520,549.904	99.01%

Balanced Strategy Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399 Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	350,155.789 36,028.404	90.67% 9.33%

Moderate Strategy Fund – Class A Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	1,856,093.156	99.17%

Moderate Strategy Fund – Class B Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	1,800,020.103	99.47%

Moderate Strategy Fund – Class C Pershing LLC One Pershing Plaza Product Support 14th Floor Jersey City, NJ 07399	302,258.916	98.67%

HSBC Advisor Funds Trust

HSBC Investor International Equity Fund – Class I Pershing LLC One Pershing Plaza Product Support 14th Floor	985,709.523	83.34%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
Jersey City, NJ 07399 SEI Private Trust Company C/O HSBC AB3 One Freedom Valley Drive Attn Mutal Fund Administrator Oaks, PA 19456	158,578.255	13.41%

HSBC Investor Opportunity Fund – Class I

SEI Private Trust Company
C/O HSBC AB3
One Freedom Valley Drive
Attn Mutal Fund Administrator
Oaks, PA 19456

Patterson Co.
FBO Jones Day Pension Investment
1525 West WT Harris Blvd.
Charlotte, NC 28288-1076

Pershing LLC
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Northern Trust as Custodian
FBO HSBC
PO Box 92956
Chicago, IL 60675

	3,316,567.901 2,718,761.274 1,525,500.714 820,788.583	36.08% 29.58% 16.60% 8.93%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
	To Vote by Telephone		To Vote by Internet		To Vote by Mail
	1) 2) 3)	Read the Proxy Statement and have the Proxy Card at hand. Call toll-free 1-888-221-0697 Follow the recorded instructions.	1) 2) 3)	Read the Proxy Statement and have the Proxy Card at hand. Go to www.proxyweb.com Follow the on-line instructions.	1) 2) 3)	Read the Proxy Statement. Check the appropriate box on the reverse side of this Proxy Card. Sign, date and return the Proxy Card in the enclosed envelope provided.

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2011

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF HSBC INVESTOR FUNDS, HSBCADVISOR FUNDS TRUSTAND HSBC INVESTOR PORTFOLIOS (each a “Trust” and, collectively, the “Trusts”), for use at the Joint Special Meeting of Shareholders (the “Joint Special Meeting”) of the above-mentioned Fund (the “Fund”) to be held on June 1, 2011 at 10:00 a.m., Eastern Time, at the offices of Citi Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. The undersigned, revoking previous proxies, hereby appoints F. Martin Fox and Jennifer English, or either of them, with full power of substitution in each of them, as proxies to cast on behalf of the undersigned at the Joint Special Meeting, or any adjournments or postponements thereof, all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned if personally present at the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein).

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side of this Proxy Card. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the listed nominees. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Joint Special Meeting or any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY

Date ________________, 2011

Signature, Title or Authority	(Sign in the Box)

Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this Proxy Card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to one of the names shown on this Proxy Card. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title unless it is reflected in the form of registration.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE JOINT SPECIAL MEETING TO BE HELD ON JUNE 1, 2011

This Proxy Statement is available at www.proxyweb.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒
PLEASE DO NOT USE FINE POINT PENS.

THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMEND THAT YOU VOTE “FOR” EACH OF THE LISTED NOMINEES.

1.	To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	(01) Marcia L. Beck	(04) Alan S. Parsow

	(02) Sylvia Coutinho	(05) Thomas F. Robards	¡	¡	¡

	(03) Susan S. Huang	(06) Michael Seely

To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the nominee(s) number(s) on the line provided.

2.	To transact such other business that may properly come before the Joint Special Meeting or any adjournments or postponements thereof.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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